SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

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                         Aquila Biopharmaceuticals, Inc.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                                      October 20, 2000

Dear Fellow Stockholder:

We have previously sent to you proxy material for the special meeting of common stockholders of Aquila Biopharmaceuticals, Inc. to be held on November 15, 2000. At the meeting, we will ask you to vote on a proposal to adopt a merger agreement with Antigenics Inc. Your board of directors unanimously recommends that you vote "FOR" the adoption of the merger agreement.

To approve the merger, a majority of the outstanding shares of Aquila stock must affirmatively vote for adoption of the merger agreement. If you fail to vote, or abstain from voting, it will have the same effect as a vote against the merger.

Your vote is very important, no matter how many or how few shares you may own. If you have not yet voted, please vote TODAY by telephone, by Internet, or by signing and returning the enclosed voting form in the postage-paid envelope provided.

Thank you for your support.

Sincerely,


Alison Taunton-Rigby, Ph.D.
President and Chief Executive Officer

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                                 IMPORTANT NOTE:

            Remember, you may vote by telephone or Internet -- Simply follow the easy instructions on the enclosed voting form.

          If you have any questions, or need assistance in voting your shares, please call our proxy solicitor:

                           INNISFREE M&A INCORPORATED
                           TOLL-FREE at 1-888-750-5834

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